- -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


                 Delaware                1-7697         43-6069928

       (State or other jurisdiction   (Commission      (IRS Employer
             of incorporation)        File Number)   Identification No.)



               500 North Akard Street
                    Dallas, Texas                             75201
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
- -------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file periodic financial reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the periodic financial report for March 1996 filed with the Bankruptcy Court on April 22, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for March 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          I.C.H. CORPORATION


Date:  May 7, 1996                        By:/s/Susan A. Brown
                                             ----------------------------------
                                          Susan A. Brown, Chairman of the Board,
                                           Director, Co-Chief Executive Officer,
                                           Chief Financial Officer and Treasurer

                                Index to Exhibits



                                                                   Sequentially
                                                                     Numbered
Exhibit Number               Description                               Pages
- --------------               -----------                               -----

99                           Financial Report for March 1996.            5

                                   EXHIBIT 99

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: MARCH, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         4/18/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        4/18/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996                                                  ACCRUAL BASIS-1


COMPARATIVE BALANCE SHEET
                                                                             Schedule            March 31               February 29
                                                                             Reference           Balances                 Balances
                                                                             ---------           --------                 --------
ASSETS
1. Unrestricted cash .................................................          1.A           $     399,322           ($    303,582)
   Short-term investments ............................................          1.B              86,076,774              76,763,158
2. Restricted cash & short-term investments ..........................          1.C             102,116,174             101,683,919
                                                                                              -------------           -------------
3. Total cash ........................................................                          188,592,270             178,143,496
4. Accounts receivable ...............................................          4.A                  21,256                 260,430
   Federal income tax refund .........................................          4.B                 786,100                 786,100
   Income tax recoverable from purchaser .............................          4.C               7,848,517                       0
6. Notes receivable ..................................................          6.A              27,581,800              27,581,800
10.Investment real estate ............................................          10.A              4,400,000               4,915,466
   Vehicles ..........................................................          10.B                      0                  98,008
   Office equipment ..................................................          10.C                      0                  18,871
   Equipment .........................................................          10.D                      0                  21,386
13.Due from insiders .................................................                                    0                       0
15.Investment in subsidiaries ........................................          15.A            110,273,824             103,348,640
   Investment common stocks & bonds ..................................          15.B             40,491,994              50,502,848
   Distribution & liquidation interest in CFSB Corp ..................          15.C             18,000,000              18,000,000
   Tax indemnification ...............................................          15.D             24,600,000              24,600,000
   Other assets ......................................................          15.E              3,317,617               3,482,903
                                                                                              -------------           -------------
           Total assets ..............................................                        $ 425,913,378           $ 411,759,948
                                                                                              =============           =============


POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses .............................          27.C              1,077,192                 841,010
18.Taxes payable .....................................................          25.A                      0                      22
                                                                                              -------------           -------------
           Total postpetition liabilities ............................                            1,077,192                 841,032
                                                                                              -------------           -------------
PREPETITION LIABILITIES
24.Secured notes payable .............................................          24.A             30,323,863              30,323,863
25.Accrued taxes .....................................................          25.A             17,430,046              13,514,492
26.Unsecured notes payable ...........................................          26.A            372,162,000             372,162,000
27.Accrued for executory contracts ...................................          27.A                      0               5,775,000
   Accrued interest ..................................................          27.B             15,674,618              16,502,501
   Other liabilities .................................................          27.C             19,087,229              12,650,666
                                                                                              -------------           -------------
           Total prepetition liabilities .............................                          454,677,756             450,928,523
                                                                                              -------------           -------------
EQUITY
30.Prepetition owners' equity (deficit) ..............................                         (108,884,661)           (108,884,661)
31.Postpetition cumulative profit (loss) .............................                           71,891,123              68,822,698
32.Change in unrealized gains (losses) ...............................                            7,151,968                  52,356
                                                                                              -------------           -------------
           Total equity ..............................................                          (29,841,570)            (40,009,607)
                                                                                              -------------           -------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY ....................................                        $ 425,913,378           $ 411,759,948
                                                                                              =============           =============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

CASH IN BANKS- UNRESTRICTED

                                                                                 March 31         February 29
Account Name                                                    Account No.

Bank of Louisville ...........................................  2449-393-8    $     4,139.82    $     4,139.82
Operating Account


Bank of Louisville ...........................................  2449-390-3         65,279.32         65,360.26
General Account


Bank One .....................................................    90484306          1,152.38          8,216.87
Custody Account


Bank One (1) .................................................   100171305        324,582.46       (383,968.10)
Operating Account


First Farmers ................................................  70-007-419          1,632.29          1,104.61
Dining Room Account


First Farmers ................................................  70-007-427          1,836.00          1,265.00
Pro Shop Account


Petty Cash @ Perry Park ......................................                        700.00            300.00
                                                                              --------------    --------------

   Total unrestricted cash in banks ..........................                $   399,322.27    ($  303,581.54)
                                                                              ==============    ==============

NOTE:

(1)As reported to the United States Trustee, this is a "zero balance account" which is funded daily from short-term investments so that all checks presented for payment are promptly honored. This system allows all available cash, held in short-term investments, to continue to earn interest.




                                           SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

SHORT TERM INVESTMENTS

                                                     March 31         February 29

Northern Trust Time Deposit
5.40% Due 03/01/96 .........................    $            0.00 $    1,380,000.00

United States Treasury Bills
4.84% Due 03/07/96 .........................                 0.00      2,997,570.53

United States Treasury Bills
4.60% Due 03/14/96 .........................                 0.00     24,958,355.15

United States Treasury Bills
4.73% Due 04/04/96 .........................        11,495,440.12     11,448,532.27

United States Treasury Bills
4.84% Due 03/28/96 .........................                 0.00     24,908,462.37

United States Treasury Bills
5.10% Due 04/25/96 .........................        24,924,748.61              0.00

Bank of Louisville
Repurchase Agreement 4.80% Due 03/6/96 .....                 0.00         79,403.13

Bank of Louisville
Repurchase Agreement 4.75% Due 04/5/96 .....            79,720.74              0.00

Bank One Texas
Time Deposit 5.250% Due 04/05/96 ...........         1,730,000.00              0.00

United States Treasury Bills
4.96% Due 03/07/96 .........................                 0.00     10,990,834.69

United States Treasury Bills
5.145% Due 05/02/96 ........................        23,893,609.18              0.00

United States Treasury Bills
4.87% Due 04/11/96 .........................         9,986,426.32              0.00

Unites States Treasury Bills
5.00% due 4/18/96 ..........................        13,966,829.27              0.00
                                                ----------------- -----------------
     Total short-term investments ..........    $   86,076,774.24 $   76,763,158.14
                                                ================= =================



                                           SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS


Account Name                               Account No.              March 31        February 29

Latter & Blum Property                     0005-65040                $32,733.41        $47,022.00
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                              40 75k012013                1,389.60          1,084.89
Tax Ind Escrow                             40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)                    088-05177043                1,673.77          1,673.77
Upfront Buyer Expenses

Texas Commerce Bank (2)                    088-05177035                2,261.52          2,261.52
Expense Collateral Account

Texas Commerce Bank (2)                    088-05176995                5,777.78          5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)         3855124256                  2,163.24          1,498.38
Escrow Account

United States Treasury Bills (1)
5.025% Due 03/21/96                                                        0.00        361,976.48

United States Treasury Bills(1)
4.91% due 6/20/96                                                    362,992.33              0.00

United States Treasury Bills(3)
4.655% Due 04/04/96                                                  139,945.52              0.00

United States Treasury Bills(3)
4.310% Due 03/07/96                                                        0.00        139,899.08

United States Treasury Bills (3)
4.97% Due 4/11/96                                                101,567,236.64              0.00

United States Treasury Bills(3)
5.197% Due 03/14/96                                                        0.00    101,122,725.41
                                                                ---------------   ---------------
   Total restricted cash and short term investments             $102,116,173.81   $101,683,919.31
                                                                ===============   ===============


(1) Escrows established related to sale of Integrity National Life
    Insurance Company to Citizens Financial Corporation.
(2) Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3) Escrows established related to sale to Southwestern Financial Corp.






                                           SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

ACCOUNTS RECEIVABLE



                                                                  March 31     February 29
Perry Park:
    Maintenance Fees Receivable ...........................   $   135,718.25 $   139,170.23

    Water/Sewer Accounts Receivable .......................         1,132.26       1,004.53

    Allowance for doubtful accounts .......................      (130,000.00)          0.00
                                                              -------------- --------------
                                                                    6,850.51     140,174.76


ICH/NTS Hangar Receivable from Liquidation of Joint Venture             0.00     105,850.00

HM/Jackson Products, L.P. .................................        14,405.00      14,405.00
                                                              -------------- --------------
   Total ..................................................   $    21,255.51 $   260,429.76
                                                              ============== ==============




                                           SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

FEDERAL INCOME TAX REFUND DUE



                                                      March 31       February 29

1993 Form 1120X Refund ........................     $ 786,100.00     $786,100.00
                                                    ============     ===========




                                           SCHEDULE  4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES



                                                                    March 31        February 29

Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette ................   $7,848,517.00        $0.00
                                                                  =============        =====




                                           SCHEDULE  4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

NOTES RECEIVABLE

                                                      March 31        February 29


Victor Sayyah
Citibank Prime + .5 Due 10/15/2001 .......     $   27,000,000.00  $   27,000,000.00

Ballard Texas Properties (1)
8.0% Due 10/31/02 ........................            581,800.00         581,800.00
                                               -----------------  -----------------
   Total notes receivable ................     $   27,581,800.00  $   27,581,800.00
                                               =================  =================


NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                           SCHEDULE  6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

INVESTMENT REAL ESTATE

                                                      March 31        February 29
DESCRIPTION
Perry Park ...................................   $   4,634,116.10 $   4,634,116.10
   Allowance for loss on Perry Park ..........      (3,049,462.30)   (3,049,462.30)

Republic Tower - Office Bldg .................       2,000,000.00     2,000,000.00

Baton Rouge, Louisiana - Land ................       1,125,000.00     1,125,000.00
   Allowance for loss on land ................        (640,000.00)     (640,000.00)

Ponderosa Inn, Burley ID - Golf Course .......         844,599.55       844,599.55

Deltona Lakes, Florida - Land ................           1,213.00         1,213.00

Additional Allowance for Loss (Unallocated) ..        (515,466.35)            0.00
                                                 ---------------- ----------------
   Total investment real estate ..............   $   4,400,000.00 $   4,915,466.35
                                                 ================ ================




                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

VEHICLES

            DESCRIPTION                     March 31          February 29

Golf Carts - 1989 .......................   $   0.00         $    1,573.35
Golf Carts - 1991 .......................       0.00             14,251.00
Golf Carts - 1993 .......................       0.00             20,764.27
Golf Carts - 1994 .......................       0.00             59,753.58
Tractor w/mower .........................       0.00              1,665.90
                                            --------         -------------
   Total vehicles .......................   $   0.00         $   98,008.10
                                            ========         =============


NOTES

All vehicles carried at zero value.






                                  SCHEDULE 10.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

OFFICE EQUIPMENT


            DESCRIPTION                 March 31        February 29

F & E Home Office ..................    $   0.00       $   12,041.25
F & E American Pyramid .............        0.00            5,659.29
F & E Dining Room ..................        0.00              268.72
F & E Recreation Hall ..............        0.00              901.42
                                        --------       -------------
   Total office equipment ..........    $   0.00       $   18,870.68
                                        ========       =============


Notes:

All office equipment carried at zero value.







                                  SCHEDULE 10.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

EQUIPMENT


            DESCRIPTION                        March 31        February 29

Maintenance Equipment ......................   $   0.00    $    7,101.29
Ice Cube Machine ...........................       0.00           230.28
Construction Equip - American Pyramid ......       0.00         5,298.32
Construction Equipment .....................       0.00         2,863.80
Snapper Mower ..............................       0.00           185.81
John Deere Mower w/Mulcher .................       0.00         5,706.30
                                               --------    -------------
   Total equipment .........................   $   0.00    $   21,385.80
                                               ========    =============


NOTES:

All equipment carried at zero value




                                  SCHEDULE 10.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

INVESTMENT IN SUBSIDIARIES

                                             March 31            February 29

 SWL Holding Corporation ............  $             0.00  $             0.00
 Care Financial Corporation .........       99,371,101.00       92,957,238.00
 SLC Financial Services .............          240,541.00          227,000.00
 Facilities Management Installation ..      10,101,436.00       10,164,402.00
 BML Agency .........................          560,746.41 (c)            0.00
                                       ------------------  ------------------
Investment in Affiliates ............  $   110,273,824.41  $   103,348,640.00
                                       ==================  ==================


NOTES:

     (a)  Includes   equity  in  earnings  and  unrealized   gains  of  retained
subsidiaries through December 31,1995.

     (b) Bankers Multiple Line (BML), a wholly-owned subsidiary of Care Financial Corporation, entered into definitive agreements to sell Modern American Life, Western Pioneer Life and Philadelphia American Life. Net proceeds from the sales and the value of certain assets which will be retained by BML will be approximately $40 million. The sales are scheduled to close during the second quarter. The above carrying values do not reflect the estimated recoverable values from proposed sales of these companies because expected sales prices exceed carrying values and Generally Accepted Accounting Principles do not permit gains to be recognized until realized. Sales of subsidiaries are subject to a number of uncertainties which may impact the ultimate sale completion and proceeds. These uncertainties include (i) the reults of the purchasers' due diligence, (ii) receipt of regulatory approvals, and (iii) the ability of the purchasers to arrange financing. Therefore, proceeds ultimately recovered from the sales of subsidiaries may be more or less than amounts indicated in the definitive agreements.

(c) Transferred from other assets (Schedule 15.E).




                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

INVESTMENT IN COMMON STOCKS AND BOND


                                             NUMBER
                                           OF SHARES         March 31            February 29
Common Stocks (at market value):
  Commonwealth Industries ..............      200         $      200.00         $       200.00
  Churchill Downs ......................   10,000            410,000.00             415,000.00
  XRC Corp. ............................    5,595                559.50                 559.50

  National Energy Group, Inc. ..........      730              2,190.00               2,098.75
  Ky Central Life Insurance Co. ........      463              1,389.00               1,389.00
  Ky Investors .........................      300              4,012.50               3,993.90

  Worthington Industries ...............    3,667             72,881.63              78,840.50
  IMO Industries .......................        2                 12.75                  12.50
  Transamerica Title ...................       10                748.75                 753.75
                                                          -------------         --------------
                                                          $  491,994.13         $   502,847.90
                                                          =============         ==============
   Total common stocks

Change between periods represents change in unrealized.  ($   10,853.77)
                                                          =============
Rights to Common Stock
  PennCorp ............................................            0.00 (a)      10,000,000.00
                                                          -------------         --------------
Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005 ...................................   40,000,000.00          40,000,000.00
                                                          -------------         --------------

   Total Common Stocks & Bonds ........................  $40,491,994.13         $50,502,847.90
                                                          =============          =============

Note:
(a)     Collected in cash with interest in March.



                                           SCHEDULE  15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION


                                                   March 31        February 29

Distribution and liquidation interest in
        CFSB Corporation (Estimated) .......   $  18,000,000.00 $  18,000,000.00
                                               ================ ================



NOTE:
     Letter Agreement dated March 29, 1993, from Consolidated National Corporation, (CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.





                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996


TAX INDEMNIFICATION


                                                March 31          February 29

Tenneco Indemnification ..............    $   24,600,000.00    $   24,600,000.00
                                          =================    =================


NOTE:
     ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Indemnification provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.


                                           SCHEDULE  15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996


OTHER ASSETS

                                                    March 31        February 29

Deferred Tax Asset ..........................  $           0.00 $      39,084.00

Accrued Interest on Short Term Investments ..          1,030.37           471.68

Accrued Interest on Bonds-Unaffiliated ......        824,444.44       591,111.11

Accrued Stock Dividend ......................              5.00             5.00

Accrued Interest on Notes Receivable ........      2,492,136.99     2,291,486.29

Investment in BML Agency, Inc. ..............              0.00       560,746.41
                                               ---------------- ----------------
   Total other assets .......................  $   3,317,616.80 $   3,482,904.49
                                               ================ ================


NOTES:

     BML Agency was transferred to investments in subsidiaries (Schedule 15.A). Deferred tax asset was written off.



                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31,1996


SECURED NOTES PAYABLE

                                                                                      March 31                 February 29

Victor Sayyah                       Secured by note receivable of $27,000,000.    $30,000,000.00 (1)         $30,000,000.00
c/o Lord, Bissell & Brook           See Schedule  6.A
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603





Ozark National Life Insurance Co.   Dated 6-2-78  Mortgage                            180,820.58                 180,820.58
500 East 9th                        Unplatted property situated in Glenwood
Kansas City  MO  64106              Hall & Country Club, also known as Perry
                                    Park Resort, Owenton County Recorded in Book
                                    75 page 576, dated 9-28-71 Value:





Modern American Life Insurance Co   Dated 6-2-78  Mortgage                             70,173.31                  70,173.31
500 North Akard                     21.6666% interest in participation loan
Dallas TX  75201                    Tract 1-7 Riverlake Subdivision
                                    Tract 8-12 Perry Park Resort, unplotted property
                                    Value:




Modern American Life Insurance Co   Dated 6-2-78  Mortgage                             72,869.33                  72,869.33
500 North Akard                     22.5% interest in participation loan
Dallas TX  75201                    Unplotted property Glenwood Hall & Country
                                    Club, also known as Perry Park Resort
                                                                                  --------------             --------------



   Total secured notes payable                                                    $30,323,863.22             $30,323,863.22
                                                                                  ==============             ==============


NOTES:
(1) Unsecured in amount of $ 3,000,000.



                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

ACCRUED TAXES

                                                                    March 31        February 29
   Prepetition:

Commonwealth of Kentucky                   1989-1992 State        $2,310,000.00     $2,310,000.00
Revenue Cabinet                            Income Tax Audit
Frankfort, KY  40619

Intercompany payable per tax sharing agreement & other
   (Reflects net amount due through 12/31/95)                      4,020,046.00        104,492.09

Internal Revenue Service                   Reserve for Federal
                                           Income Tax Audit       11,100,000.00     11,100,000.00
                                                                 --------------    --------------
                                                                  17,430,046.00     13,514,492.09
     Total prepetition accrued taxes

   Postpetition:
Commonwealth of Kentucky                   02/01/96 thru 02/29/96          0.00             21.86
Revenue Cabinet                            Sales & Use Tax
Frankfort, KY  40619

                                                                 --------------    --------------
   Total accrued taxes                                           $17,430,046.00    $13,514,513.95
                                                                 ==============    ==============



                                           SCHEDULE  25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31

UNSECURED NOTES PAYABLE

                                                March 31         February 29
Tenneco Inc. .......................... $    21,900,000.00  $    21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement .....................       3,000,000.00        3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996 ...     256,101,000.00      256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003 ...      91,161,000.00       91,161,000.00
                                        ------------------  ------------------

     Total unsecured notes payable .... $   372,162,000.00  $   372,162,000.00
                                        ==================  ==================



                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

ACCRUED FOR EXECUTORY CONTRACTS

                                                             March 31     February 29
Robert T. Shaw and           Independent Contractor and
C. Fred Rice                 Services Agreement
4211 Norbourne Boulevard     Dated February 11, 1994          $0.00 (b)  $5,775,000.00
                                                              -----      -------------
Louisville, KY  40207


   Total accrued for executory contracts                      $0.00      $5,775,000.00
                                                              =====      =============



Note:

     (a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.

     (b) Transferred to other liabilities (schedule 27.C)



                                  SCHEDULE 27.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, `996

ACCRUED INTEREST

                                              March 31            February 29
Accrued Interest on Secured Debt .....  $    1,584,770.86     $    1,584,770.86


Accrued Interest on Unsecured Debt ...      14,089,847.33 (a)     14,917,730.59
                                        -----------------     -----------------
   Total accrued interest ............  $   15,674,618.19     $   16,502,501.45
                                        =================     =================


NOTE:

     Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.

     (a) Decrease in accrued interest on unsecured debt represents interest from 6/1/95 (last payment date) to 10/10/95 on bond held by Constitution, which was dividended to ICH prior to sale of Constitution.




                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996


OTHER LIABILITIES

                                                    March 31        February 29
PREPETITION:

Fractional Shares Payable @
Bank of Louisville                                $181,198.61       $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101


Common Stock Dividend Payable @
Bank of Louisville                                 201,453.80        201,453.80
P.O. Box 1101
Louisville, KY  40201-1101


Preferred Dividend Payable @
Bank of Louisville                                  81,166.40         81,166.40
P.O. Box 1101
Louisville, KY  40201-1101


Bank of Louisville
Escrow Fund Acct #6063                             442,442.51        442,880.51
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                    6,304,530.11      6,304,530.11

Phil Allen
Consulting Service Contract                        391,437.00        391,437.00

Retired Employee Liability                       5,565,000.00 (a)  4,903,000.00

Lawrence Johnson
Lease-Jefferson Building
202 West Hill Street
Champaign, IL  61820                               145,000.00        145,000.00

Robert T. Shaw & C. Fred Rice
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00 (b)          0.00
                                               --------------    --------------
   Subtotal of prepetition liabilities          19,087,228.43     12,650,666.43
                                               --------------    --------------
Postpetition:
Due Southwestern Financial Services                169,382.72        103,177.19
General Expense Accrual                            907,809.75        737,833.01
                                               --------------    --------------
   Subtotal of postpetition liabilities          1,077,192.47        841,010.20
                                               --------------    --------------
     Total other liabilities                   $20,164,420.90    $13,491,676.63
                                               ==============    ==============


Note:

     (a) Increase in retired employee liability based on annual calculation of liability performed by an independent actuary based on updated census and economic assumptions as of December 31, 1995.

     (b) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court. Transferred from executory contracts (Schedule 27.A).



                                  SCHEDULE 27.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996                                                  ACCRUAL BASIS-2

INCOME STATEMENT

                                                     Schedule      Month only     Period  to date
                                                     Reference      Balance        From 12/31/95

REVENUES:
   Interest income                                                   $1,341,676        $3,722,797
   Perry Park revenues                                                   21,667            51,810
   Realized capital gains (losses)                   1.A               (653,731)         (653,768)
   Other income                                      1.B                  1,043             6,307
                                                                   ------------      ------------
   Total revenues                                                       710,655         3,127,146
                                                                   ------------      ------------
EXPENSES:
9. Directors fees                                    9                    4,000            14,750
11.General and administrative                                           379,383         1,285,677
                                                                   ------------      ------------
                                                                        383,383         1,300,427
                                                                   ------------      ------------
15.Income before non-operating income and expenses                      327,272         1,826,719
                                                                   ------------      ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries       16.A              (746,029)         (589,236)
18.Gain (loss) on sale of subsidiary                                          0                 0
19.Miscellaneous income (expense):
           None
20.Interest expense                                                           0                 0

                                                                   ------------      ------------
   Net other income and expenses                                       (746,029)         (589,236)
                                                                   ------------      ------------
REORGANIZATION EXPENSES:

23.Professional fees                                 23                 385,675         1,023,671
24.U.S. Trustee fees                                 24                       0            15,000
                                                                   ------------      ------------
                                                                        385,675         1,038,671
                                                                   ------------      ------------
27.Tax expense (benefit)                             27              (3,872,856)       (3,829,183)
                                                                   ------------      ------------

   Net income (loss)                                                  3,068,424         4,027,995
   Change in unrealized                                               7,099,613         7,168,441
   Net equity (deficit) at beginning of period                      (40,009,607)      (41,038,006)
                                                                   ------------      ------------
   Net equity (deficit)  at end of period                          ($29,841,570)     ($29,841,570)
                                                                   ============      ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996


REALIZED CAPITAL GAINS (LOSSES):


                                            Month only     Period  to date
                                              Balance        From 12/31/95

Writedown of real estate and equipment ... ($  653,731.00)  ($  653,731.00)
Sale of short term investments ...........           0.00           (36.79)
                                           --------------   --------------
                                           ($  653,731.00)  ($  653,767.79)
                                           ==============   ==============




                                           SCHEDULE  1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996


OTHER INCOME

                                            Month only      Period  to date
                                             Balance         From 12/31/95

Commission income ...................     $   1,043.26        $   5,378.00
Miscellaneous income ................            (0.10)             929.00
                                          ------------        ------------
                                          $   1,043.16        $   6,307.00
                                          ============        ============



                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

DIRECTORS FEES

                                            Month only       Period  to date
                                             Balance          From 12/31/95
Stanley Stegner ......................    $    2,000.00        $    6,250.00
Keith Tucker .........................             0.00             2,250.00
Vernon Zimmerman .....................         2,000.00             6,250.00
                                          -------------        -------------
                                          $    4,000.00        $   14,750.00
                                          =============        =============

                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                                Month only     Period  to date
                                                  Balance       From 12/31/95
Care Financial Corp .......................   ($  696,604.00)  ($  696,604.00)
SLC Financial Services ....................        13,541.00        13,541.00
Facilities Management Installation, Inc. ..       (62,966.00)       93,827.00
BML Agency ................................             0.00             0.00
                                              --------------   --------------
                                              ($  746,029.00)  ($  589,236.00)
                                              ==============   ==============

NOTE:

Equity in earnings is calculated on a quarterly basis for subsidiaries, except Facilities Management Installation, Inc., which is done monthly.



                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

PROFESSIONAL FEES

                                                 Month only     Period  to date
                                                  Balance        From 12/31/95
Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand .......................   $     4,846.94  $     103,392.80
   Winstead, Sechrest & Minick .............        77,014.28        144,838.21
   Donaldson, Lufkin & Jenrette ............             0.00        228,886.04
   Rodney D. Moore .........................             0.00        102,764.85
   Houlihan Lokey Howard & Zukin ...........       133,836.67        133,836.67
   Gibson, Dunn & Crutcher .................             0.00        114,935.40
                                               --------------  ----------------
           Total paid for period ...........       215,697.89        828,653.97
Change in accrual ..........................       169,976.74        195,017.29
                                               --------------  ----------------
   Total reorganization professional fees ..   $   385,674.63  $   1,023,671.26
                                               ==============  ================





                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

U.S. TRUSTEE FEES
                                            Month only     Period  to date
                                             Balance        From 12/31/95

ICH Corporation ...................         $   0.00        $    5,000.00
CARE Financial Corp ...............             0.00             5,000.00
SWL Holding Corp ..................             0.00             5,000.00
                                            --------        -------------
Total .............................         $   0.00        $   15,000.00
                                            ========        =============



                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
March 31, 1996

TAXES

                                              Month only        Period  to date
                                                Balance          From 12/31/95
Franchise taxes ...................       $      15,141.49     $      48,179.00
State (KY) income tax .............                   0.13              (181.00)
Sales taxes .......................                 434.86             2,031.00
Other taxes .......................               5,446.90            14,667.00
Current F.I.T. Provision (benefit).          (3,893,879.01)       (3,893,879.00)
                                          ----------------     ----------------
Total .............................       ($  3,872,855.63)    ($  3,829,183.00)
                                          ================     ================

                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                                     ACCRUAL BASIS-3
Monthly Operating Report
February 29, 1996


CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month ...........................................                              $178,143,496

Receipts from operations:
   Interest received .................................................           907,133
   Perry Park revenues ...............................................            24,991
   Collection of amount due from Penncorp for stock in cash ..........        10,000,000
   Other .............................................................             1,043
                                                                        ----------------
Non-operating receipts: ..............................................        10,933,167

   Sale of subsidiaries ..............................................                 0
                                                                        ----------------
   Total cash received ...............................................        10,933,167              10,933,167
                                                                        ----------------        ----------------

   Total cash available ..............................................                               189,076,663

Cash disbursed for operations:
   General expenses ..................................................           243,649
   Taxes, net of contributions from subsidiaries per tax
       sharing agreement .............................................            21,046
   Directors fees (see schedule at Accrual Basis-6) ..................             4,000
                                                                        ----------------
                                                                                 268,695

Non-operating disbursements:

   Contribution to Modern American for F.I.T .........................                 0

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6  ..............................           215,698
   U.S. Trustee Fees .................................................                 0
                                                                        ----------------
   Total cash disbursed ..............................................           484,393                 484,393
                                                                        ----------------        ----------------
Cash at end of month .................................................                              $188,592,270
                                                                                                ================

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
February 29, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

     Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.


POSTPETITION TAXES

     All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
February 29, 1996


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:
Stanley Stegner .......................................             $   2,000.00
Keith Tucker ..........................................                     0.00
Vernon Zimmerman ......................................                 2,000.00
                                                                    ------------
                                                                       $4,000.00
                                                                    ============
Payments to affiliates:

   NONE                                                                    $0.00
                                                                            0.00
                                                                    ------------
                                                                           $0.00
                                                                    ============
NOTE:

     Executive   officers'   salaries   are   paid  by   Facilities   Management
Installation,  Inc.  (FMI).  See FMI's  schedule  of payments to insiders at FMI
Accrual-6.



PAYMENTS TO PROFESSIONALS:

Related to reorganization:
Winstead, Sechrest & Minick ...............................         $  77,014.28
Donaldson, Lufkin & Jenrette ..............................                 0.00
Coopers & Lybrand .........................................             4,846.94
Houlihan, Lokey, Howard & Zukin ...........................           133,836.67
Gibson, Dunn & Crutcher ...................................                 0.00
                                                                    ------------
Total reorganization professional fees ....................         $ 215,697.89
                                                                    ============


SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

     All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business. Two notes that are secured by real property are paid annually (next payment is June
1996).

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      MARCH 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES?                                     X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     (1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.                              (2)

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     (2) Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------